Exhibit 99.2 Supplemental Operating and Financial Data for the year ended December 31, 2014

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 2 Table of Contents Page Company Overview 3 Financial and Portfolio Overview 4 Financial Summary Condensed Consolidated Balance Sheets 5 Condensed Consolidated Statements of Operations 6 Reconciliation of Non-GAAP Measures 7 Debt Summary 9 Portfolio Summary Property Summary 10 Top Ten Tenants by Annualized Base Rent 11 Leasing Summary 11 Definitions 12 Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust's failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust's inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust's failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust's future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview

Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. ("Wheeler" or the "Company") specializes in owning, acquiring, financing, developing, renovating, leasing and managing income producing assets, such as community centers, neighborhood centers, strip centers and free-standing retail properties. Wheeler's portfolio contains strategically selected properties, primarily leased by nationally and regionally recognized retailers of consumer goods and located in the Northeastern, Mid-Atlantic, Southeast and Southwest regions of the United States. Wheeler's common stock, Series B convertible preferred stock and common stock warrants trade publicly on the Nasdaq Capital Market under the symbols "WHLR", "WHLRP" and "WHLRW", respectively.

Corporate Headquarters

Wheeler Real Estate Investment Trust Inc.
Riversedge North
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
Phone: (757) 627-9088
Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management

Jon S. Wheeler - Chairman & CEO
Steven M. Belote - CFO
Robin A. Hanisch – Corporate Secretary

Board of Directors

Jon S. Wheeler, Chairman
Christopher J. Ettel
Warren D. Harris
David Kelly
William W. King
Carl B. McGowan, Jr.
Ann L. McKinney
Jeffrey M. Zwerdling

Investor Relations Contact

The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Adam Prior, Senior Vice President
Phone: (212) 836-9606, aprior@equityny.com
Terry Downs, Associate
Phone: (212) 836-9615, tdowns@equityny.com

Transfer Agent and Registrar

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 3

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 4 Financial and Portfolio Overview For the Year Ended December 31, 2014 (Unaudited) Financial Results Net loss attributable to Wheeler REIT common shareholders $ (13,268,512) Net loss per basic and diluted share $ (1.80) Funds from operations (FFO) available to common shareholders and common unitholders $ (3,525,325) FFO per common share and common unit $ (0.65) Core FFO $ (1,125,658) Core FFO per common share and common unit $ (0.12) Assets Investment Properties, net $152,250,986 Total Assets 200,482,368 Debt to Total Assets 70.55% Market Capitalization Common shares outstanding 7,512,979 Common units outstanding 3,567,623 Total common shares and common units 11,080,602 Range of closing prices for the fourth quarter 2014 $ 3.92 – $ 4.56 Closing price at year end $ 3.95 Total number of preferred shares (Series A and B) 1,650,709 Total debt $ 141,450,143 Market capitalization (as of December 31, 2014 closing stock price) $ 29,676,267 Portfolio Summary (as of December 31, 2014) Total Gross Leasable Area (GLA) 1,904,146 sq. ft. Occupancy Rate 95.6% Annualized Base Rent $ 16,858,017 Total number of leases signed or renewed during 2014 49 Total sq. ft. leases signed or renewed during 2014 176,649

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 5 Wheeler Real Estate Investment Trust, Inc. and Subsidiaries Condensed Consolidated Balance Sheets December 31, 2014 December 31, 2013 ASSETS: (Unaudited) Investment properties, net $ 152,250,986 $ 101,772,335 Cash and cash equivalents 9,969,748 1,155,083 Rents and other tenant receivables, net 1,985,466 1,594,864 Goodwill 7,004,072 — Deferred costs and other assets, net 29,272,096 20,847,984 Total Assets $ 200,482,368 $ 125,370,266 LIABILITIES: Loans payable $ 141,450,143 $ 94,562,503 Below market lease intangible, net 778,173 2,674,566 Accounts payable, accrued expenses and other liabilities 5,130,625 2,526,388 Total Liabilities 147,358,941 99,763,457 Commitments and contingencies — — EQUITY: Series A preferred stock (no par value, 4,500 shares authorized, 1,809 issued and outstanding, respectively) 1,458,050 1,458,050 Series B preferred stock (no par value, 3,000,000 shares authorized, 1,648,900 and no shares issued and outstanding, respectively) 37,620,254 — Common stock ($0.01 par value, 75,000,000 shares authorized, 7,512,979 and 7,121,000 shares issued and outstanding, respectively) 75,129 71,210 Additional paid-in capital 31,077,060 28,169,693 Accumulated deficit (27,660,234) (11,298,253) Total Shareholders’ Equity 42,570,259 18,400,700 Noncontrolling interests 10,553,168 7,206,109 Total Equity 53,123,427 25,606,809 Total Liabilities and Equity $ 200,482,368 $ 125,370,266

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

	Three Months Ended December 31,		Years Ended December 31,	
	2014	2013	2014	2013
	(Unaudited)	(Unaudited)	(Unaudited)	
REVENUE:				
Rental revenues	$ 4,202,175	$ 2,533,937	$ 13,598,681	$ 7,158,549
Asset management fees	296,290	-	296,290	-
Commissions	158,876	-	158,876	-
Tenant reimbursement and other revenues	1,036,235	950,207	3,105,405	1,548,943
Total Revenue	5,693,576	3,484,144	17,159,252	8,707,492
OPERATING EXPENSES:				
Property operations	1,326,714	745,111	4,314,599	1,713,957
Depreciation and amortization	2,493,700	1,262,058	8,220,490	3,466,957
Provision for credit losses	42,099	36,908	60,841	106,828
Corporate general & administrative	4,236,780	530,873	9,495,711	5,297,166
Total Operating Expenses	8,099,293	2,574,950	22,091,641	10,584,908
Operating Income (Loss)	(2,405,717)	909,194	(4,932,389)	(1,877,416)
Interest expense	(2,187,016)	(909,864)	(6,813,426)	(2,497,810)
Net Loss	(4,592,733)	(670)	(11,745,815)	(4,375,226)
Less: Net income (loss) attributable to noncontrolling interests	(539,573)	235,292	(1,195,560)	(714,972)
Net Loss Attributable to Wheeler REIT	(4,053,160)	(235,962)	(10,550,255)	(3,660,254)
Preferred stock dividends	(1,165,937)	(39,869)	(2,718,257)	(141,418)
Net Loss Attributable to Wheeler REIT Common Shareholders	$ (5,219,097)	$ (275,831)	$ (13,268,512)	$ (3,801,672)
Loss per share:				
Basic and Diluted	$ (0.70)	$ (0.04)	$ (1.80)	$ (0.82)
Weighted-average number of shares:				
Basic and Diluted	7,460,109	7,121,000	7,352,433	4,620,600

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures

	Three Months Ended December 31,		Years Ended December 31,	
	2014	2013	2014	2013
Total FFO	$ (2,099,033)	$ 1,261,388	$ (3,525,325)	$ (908,269)
Preferred stock dividends	(1,165,937)	(39,869)	(2,718,257)	(141,418)
Total FFO available to common shareholders and common unitholders	(3,264,970)	1,221,519	(6,243,582)	(1,049,687)
Legal and accounting costs for acquisitions	1,882,900	815,000	3,787,900	2,856,000
Share-based compensation	266,988	-	456,988	-
Perimeter accrual	-	(856,000)	-	267,000
Other noncash adjustments	459,836	(152,602)	873,036	(473,142)
Total Core FFO	$ (655,246)	$ 1,027,917	$ (1,125,658)	$ 1,600,171
Weighted Average Common Shares	7,460,109	7,121,000	7,352,433	4,620,600
Weighted Average Common Units	3,191,209	2,037,287	2,275,888	1,893,421
Total Common Shares and Units	10,651,318	9,158,287	9,628,321	6,514,021
FFO per Common Share and Common Unit	$ (0.31)	$ 0.13	$ (0.65)	$ (0.16)
Core FFO per Common Share and Common Unit	$ (0.06)	$ 0.11	$ (0.12)	$ 0.25

Property Net Operating Income	Three Months Ended December 31,		Years Ended December 31,	
	2014	2013	2014	2013
Property Revenues	$ 5,238,410	$ 3,484,144	$ 16,704,086	$ 8,707,492
Property Expenses	1,326,714	745,111	4,314,599	1,713,957
Property Net Operating Income	3,911,696	2,739,033	12,389,487	6,993,535
Asset Management and Commission Revenue	455,166	-	455,166	
Depreciation and amortization	2,493,700	1,262,058	8,220,490	3,466,957
Provision for credit losses	42,099	36,908	60,841	106,828
Corporate general & administrative	4,236,780	530,873	9,495,711	5,297,166
Total Other Operating Expenses	6,772,579	1,829,839	17,777,042	8,870,951
Interest Expense	2,187,016	909,864	6,813,426	2,497,810
Net Loss	$ (4,592,733)	$ (670)	$ (11,745,815)	$ (4,375,226)

EBITDA		Three Months Ended December 31,		Years Ended December 31,	
		2014	2013	2014	2013
Net Loss		$ (4,592,733)	$ (670)	$ (11,745,815)	$ (4,375,226)
Add back:	Depreciation and amortization	2,493,700	1,262,058	8,220,490	3,466,957
	Interest Expense	2,187,016	909,864	6,813,426	2,497,810
EBITDA		$ 87,983	$ 2,171,252	$ 3,288,101	$ 1,589,541

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 7

The following unaudited pro forma financial information sets forth the estimated normalized corporate general and administrative expense for the Company as if the property management, leasing and acquisition functions were internalized for all of 2014. Normalized general and administrative expenses exclude costs associated with acquisitions, capital raising activities, amounts previously paid to the operating companies for management services, inter-company transactions and certain non-cash transactions. Additionally, the estimated salaries and compensation expenses associated with the property management and leasing functions for the Company and third party properties that, going forward, will be allocated to these areas have been eliminated. The third party management and leasing function will generate fees and commissions to offset a portion of these costs. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the actual general and administrative expenses would have been had the management internalization occurred on or before January 1, 2014, nor does it purport to represent the future general and administrative expenses of the Company.

Three Months ended December 31, 2014

	Wheeler REIT(1)	Internalized Operating Companies (2)	Consolidated Total	Eliminations / Adjustments	Consolidated Subtotal	Non-Cash & Acquisition / Capital Related Costs	Normalized Consolidation Total
Acquisition costs	$ 1,882,900	$ -	$ 1,882,900	$ (1,152,100) (3)	$ 730,800	$ (730,800) (7)	$ -
Professional fees	441,800	56,800	498,600	-	498,600	(292,600) (8)	206,000
Salaries and compensation	1,292,100	417,400	1,709,500	(914,300) (4)	795,200	(185,600) (9)	609,600
Corporate administration	183,000	7,200	190,200	(47,100) (5)	143,100	-	143,100
REIT administration fees	68,000	-	68,000	(68,000) (6)	-	-	-
Travel	273,300	-	273,300	-	273,300	-	273,300
Advertising	74,400	400	74,800	-	74,800	-	74,800
Taxes and Licenses	21,300	2,600	23,900	-	23,900	-	23,900
Total	$ 4,236,800	$ 484,400	$ 4,721,200	$ (2,181,500)	$ 2,539,700	$ (1,209,000)	$ 1,330,700

Year End ended December 31, 2014

	Wheeler REIT(1)	Internalized Operating Companies (2)	Consolidated Total	Eliminations / Adjustments	Consolidated Subtotal	Non-Cash & Acquisition / Capital Related Costs	Normalized Consolidation Total
Acquisition costs	$ 3,787,900	$ -	$ 3,787,900	$ (2,733,200) (3)	$ 1,054,700	$ (1,054,700) (7)	$ -
Professional fees	2,259,300	101,200	2,360,500	-	2,360,500	(697,800) (8)	1,662,700
Salaries and compensation	1,326,400	3,117,200	4,443,600	(2,554,800) (4)	1,888,800	(185,600) (9)	1,703,200
Corporate administration	659,100	824,900	1,484,000	(605,100) (5)	878,900	(100,000) (9)	778,900
REIT administration fees	586,200	-	586,200	(586,200) (6)	-	-	-
Travel	542,900	72,600	615,500	-	615,500	-	615,500
Advertising	184,200	10,000	194,200	-	194,200	-	194,200
Taxes and Licenses	149,700	18,600	168,300	-	168,300	-	168,300
Total	$ 9,495,700	$ 4,144,500	$ 13,640,200	$ (6,479,300)	$ 7,160,900	$ (2,038,100)	$ 5,122,800

1. Represents the Company's actual general and administrative expense for the period.
2. Represents actual general and administrative expense of the operating companies for the related period prior to the October 2014 internalization.
3. Represents acquisition fees paid to Wheeler Interests.
4. Represents estimated property management and leasing costs allocated to property operations expenses. Going forward, these costs will be allocated to the Company's property operations and its third-party leasing and management function which generates fees and commissions that will offset a portion of these costs.
5. Represents Riversedge office rent paid by Wheeler Interests and non-recurring WHLR Management expenses.
6. Represents administrative services fees paid WHLR Management for managing the Company.
7. Represents other direct acquisition expenses.
8. Represents other indirect acquisition/capital sourcing expenses and non-cash items included in other professional fees.
9. Represents non-cash stock-based compensation.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 8

Debt Summary

(as of December 31, 2014)

Loans Payable: $141.5 million

Weighted Average Interest Rate: 5.14%

Total Debt to Total Assets: 70.55%

Maturities by Year*		Amount	% Total Maturities
2015	$	19,509,399	13.79%
2016		18,576,325	13.13%
2017		6,845,425	4.84%
2018		17,411,020	12.31%
2019		3,144,645	2.22%
Thereafter		75,963,329	53.71%
Total principal maturities	$	141,450,143	100.00%

*Twelve months ended December 31

Property/Description	Monthly Payment	Interest Rate	Maturity	December 31, 2014	December 31, 2013
Shoppes at Eagle Harbor	$ 24,692	4.34%	March 2018	$ 3,773,319	$ 3,905,321
Lumber River Plaza	$ 18,414	5.65%	May 2015	2,894,862	2,973,987
Monarch Bank Building	$ 9,473	4.15%	December 2017	1,430,961	1,483,230
Perimeter Square	$ 28,089	6.38%	June 2016	4,294,216	4,417,812
Riversedge North	$ 13,556	6.00%	January 2019	1,007,856	2,061,790
Walnut Hill Plaza	$ 24,273	5.50%	July 2017	3,626,945	-
Harps at Harbor Point	$ 18,122	3.99%	December 2015	3,251,552	3,335,628
Twin City Commons	$ 17,827	4.86%	January 2023	3,279,076	3,330,108
Shoppes at TJ Maxx	$ 33,880	3.88%	May 2020	6,248,349	6,409,077
Bixby Commons	Interest only	2.77%	June 2018	6,700,000	6,700,000
Bank Line of Credit	Interest only	4.25%	September 2015	2,074,432	-
Forrest Gallery	$ 50,973	5.40%	September 2023	9,045,880	9,075,000
Jenks Reasors	Interest only	4.25%	September 2016	8,550,000	8,550,000
Tampa Festival	$ 50,797	5.56%	September 2023	8,746,860	8,859,888
Starbucks/Verizon	$ 4,383	5.00%	July 2019	652,044	-
Winslow Plaza	Interest only	5.22%	December 2015	5,000,000	5,000,000
Cypress Shopping Center	Interest only	4.70%	July 2024	6,625,000	-
Harrodsburg Marketplace	$ 19,112	4.55%	September 2024	3,735,739	-
Port Crossing	$ 34,788	4.84%	August 2024	6,568,918	-
LaGrange Marketplace	$ 13,813	5.00%	March 2020	2,463,909	-
Freeway Junction	Interest only	4.60%	September 2024	8,150,000	-
DF I-Courtland	$ 1,411	6.50%	January 2019	115,728	-
DF I-Edenton	$ 83,333	3.75%	September 2016	1,650,000	-
DF I-Moyock	$ 10,665	5.00%	July 2019	522,430	-
Graystone Crossing	$ 20,386	4.55%	October 2024	4,000,000	-
Bryan Station	Interest only	4.52%	October 2024	4,625,000	-
Crockett Square	Interest only	4.47%	November 2024	6,337,500	-
Harbor Point	$ 11,024	5.85%	December 2016	1,544,567	-
Senior convertible notes	Interest only	9.00%	December 2018	6,000,000	6,000,000
Senior non-convertible notes	Interest only	9.00%	December 2015	4,000,000	4,000,000
Senior non-convertible notes	Interest only	9.00%	January 2016	2,160,000	-
South Carolina Food Lions Note	Interest only	5.25%	January 2024	12,375,000	12,375,000
Bank Line of Credit	Interest only	4.50%	May 2015	-	2,000,000
Walnut Hill Plaza	$ 25,269	6.75%	July 2014	-	3,464,465
Starbucks/Verizon	$ 7,405	6.50%	July 2015	-	621,197
Total Loans Payable				$ 141,450,143	$ 94,562,503

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 9

Portfolio Summary

(as of December 31, 2014)

Property	Location	Number of Tenants	Net Rentable Square Feet	Total SF Leased	% Leased	Base Rent	Annualized Base Rent Per Square Foot
Amscot Building	Tampa, FL	1	2,500	2,500	100.0%	$ 100,738	$ 40.30
Bixby Commons	Bixby, OK	1	75,000	75,000	100.0%	768,500	10.25
Bryan Station	Lexington, KY	9	54,397	54,397	100.0%	551,570	10.14
Clover Plaza	Clover, SC	10	45,575	45,575	100.0%	349,843	7.68
Crockett Square	Morristown, TN	4	107,122	107,122	100.0%	871,897	8.14
Cypress Shopping Center	Boiling Springs, SC	13	80,435	73,785	91.7%	755,162	10.23
Forrest Gallery	Tullahoma, TN	26	214,451	199,816	93.2%	1,181,234	5.91
Freeway Junction	Stockbridge, GA	17	156,834	153,299	97.8%	1,008,303	6.58
Greystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	504,443	22.93
Harps at Harbor Point	Grove, OK	1	31,500	31,500	100.0%	364,432	11.57
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0%	438,106	7.52
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	143,416	18.39
Jenks Reasors	Jenks, OK	1	81,000	81,000	100.0%	912,000	11.26
LaGrange Marketplace	LaGrange, GA	13	76,594	71,494	93.3%	385,317	5.39
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.0%	499,890	7.49
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	250,538	69.21
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.7%	677,789	12.15
Port Crossing	Harrisonburg, VA	8	65,365	60,400	92.4%	777,742	12.88
Shoppes at TJ Maxx	Richmond, VA	16	93,552	89,995	96.2%	1,047,809	11.64
South Square	Lancaster, SC	5	44,350	39,850	89.9%	318,822	8.00
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.0%	185,695	33.16
St. George Plaza	St. George, SC	6	59,279	50,829	85.8%	354,383	6.97
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	291,495	6.83
Tampa Festival	Tampa, FL	22	137,987	137,987	100.0%	1,224,156	8.87
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	478,546	20.54
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	449,194	9.42
Walnut Hill Plaza	Petersburg, VA	11	87,239	74,345	85.2%	593,323	7.98
Waterway Plaza	Little River, SC	8	49,750	46,150	92.8%	396,233	8.59
Westland Square	West Columbia, SC	7	62,735	53,755	85.7%	435,311	8.10
Winslow Plaza	Sicklerville, NJ	15	40,695	38,295	94.1%	542,130	14.16
Total Portfolio*		258	1,904,146	1,820,576	95.6%	$ 16,858,017	$ 9.26

- *Excludes Riversedge corporate office.*

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 10

Top Ten Tenants by Annualized Base Rent
(as of December 31, 2014)

Total Tenants : 258

Tenants		Total Net Rentable Square Feet	% of Total Net Rentable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1.	Food Lion	191,280	10.05%	$ 1,459	8.65%	$ 7.63
2.	Bi-Lo / Winn Dixie	168,358	8.84%	1,269	7.53%	7.54
3.	Kroger	84,938	4.46%	534	3.17%	6.29
4.	Reasor's Foods	81,000	4.25%	912	5.41%	11.26
5.	Associated Wholesale Grocers	75,000	3.94%	769	4.56%	10.25
6.	Hobby Lobby	58,935	3.10%	383	2.27%	6.50
7.	Family Dollar	48,827	2.56%	293	1.74%	6.00
8.	Food Depot	46,700	2.45%	140	0.83%	3.00
9.	Citi Trends	36,034	1.89%	246	1.46%	6.83
10.	Goodwill	36,015	1.89%	270	1.60%	7.50
		827,087	43.43%	$ 6,275	37.22%	$ 7.59

Leasing Summary
(as of December 31, 2014)

Gross Leasable Area: 1,904,146 square feet
Total Square Footage Leased: 1,820,576 square feet
Occupancy Rate: 95.61%

Lease Expiration Schedule

Lease Expiration Year	Number of Expiring Leases	Total Expiring Net Rentable Square Feet	% of Total Net Rentable Square Feet Expiring	% of Total Leased Square Feet Expiring	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	-	83,570	4.39%		$ -	-	-
2015	41	193,144	10.13%	10.61%	1,888	11.20%	9.78
2016	53	273,269	14.33%	15.01%	2,525	14.98%	9.24
2017	45	191,323	10.03%	10.51%	1,940	11.51%	10.14
2018	42	462,449	24.25%	25.40%	3,419	20.28%	7.39
2019	34	183,256	9.61%	10.07%	1,829	10.85%	9.98
2020	15	97,253	5.10%	5.34%	1,018	6.04%	10.47
2021	3	103,570	5.43%	5.69%	712	4.22%	6.87
2022	5	25,479	1.34%	1.40%	392	2.33%	15.39
2023	5	44,024	2.31%	2.41%	445	2.64%	10.11
2024 and thereafter	15	246,809	12.95%	13.56%	2,690	15.95%	10.90
	258	1,904,146	100.00%	100.00%	$16,858	100.00%	$ 9.26

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 11

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 12 Definitions Funds from Operations (FFO): an alternative measure of a REIT’s operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (“GAAP”). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Core FFO: Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements and acquisition costs. Management uses Core FFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non- GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interest, and depreciation and amortization, from income from continuing operations. Net Operating Income (NOI): Wheeler believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 13 trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.